Exhibit 99.1

WhiteHorse Finance, Inc. Announces First Quarter 2016 Earnings Results and Appoints Chief Executive Officer

NEW YORK, NY, May 5, 2016 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended March 31, 2016.

First Quarter 2016 Summary Highlights

•	New investments of $18.4 million across three loans in three different sectors
•	Net investment income increased 26.8% year-over-year to $6.8 million
•	First quarter net investment income of $0.369 per share
•	First quarter distribution of $0.355 per share

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “We are pleased to report another solid quarter during which we increased the effective yield on our investments and covered our distribution to stockholders. We continue to see attractive opportunities in the market and remain highly selective in the deployment of capital."

Portfolio and Investment Activity

As of March 31, 2016, the fair value of WhiteHorse Finance’s investment portfolio was $417.2 million, compared with $415.3 million as of December 31, 2015. The portfolio at March 31, 2016 consisted of 38 positions across 31 companies with an average investment size of $11.0 million and a weighted average effective yield of 11.9%. The majority of the portfolio was comprised of senior secured loans and more than 97.0% of these loans were variable-rate investments (primarily indexed to LIBOR), which should continue to position the portfolio well for a potential rising interest rate environment.

During the three months ended March 31, 2016, WhiteHorse Finance invested $20.6 million across one existing and three new portfolio companies. Gross proceeds from sales and repayments totaled $18.4 million for the quarter. The Company continued to be highly selective with the deployment of capital into new investments.

Results of Operations

For the three months ended March 31, 2016, net investment income was approximately $6.8 million, compared with approximately $5.3 million for the same period in the prior year, representing an increase of 26.8%. The increase in net investment income was primarily attributable to an increase in the average earning investment balance over the same period in the prior year.

For the three months ended March 31, 2016, WhiteHorse Finance reported realized and unrealized losses on investments of $1.2 million. This compares with realized and unrealized losses on investments of $0.6 million for the three months ended March 31, 2015. The increase in realized and unrealized losses on investments was primarily attributable to fair value adjustments.

WhiteHorse Finance reported a net increase in net assets of $5.5 million for the three months ended March 31, 2016, which compares with a net increase of $4.8 million for the three months ended March 31, 2015.

WhiteHorse Finance’s NAV was $243.1 million, or $13.28 per share, as of March 31, 2016, as compared with $244.1 million, or $13.33 per share, reported as of December 31, 2015.

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Liquidity and Capital Resources

As of March 31, 2016, WhiteHorse Finance had cash and cash equivalents of $21.1 million, as compared with $22.8 million as of December 31, 2015, inclusive of restricted cash. As of March 31, 2016, the Company had $95.0 million of undrawn capacity under its revolving credit facility.

Distributions

On March 9, 2016, the Company declared a distribution of $0.355 per share for the quarter ended March 31, 2016, consistent for the fourteenth consecutive quarter since the Company’s IPO. The distribution was paid on April 4, 2016 to shareholders of record as of March 21, 2016.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Appointment of Chief Executive Officer

On May 2, 2016, the Company’s Board of Directors appointed Stuart Aronson as Chief Executive Officer, effective May 23, 2016. Jay Carvell, the Company’s current Chief Executive Officer, will continue to serve as a member of the Company’s Board of Directors and as a Managing Director of H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”), the Company’s investment adviser.

Mr. Aronson currently serves as the Group Head of the U.S. direct lending platform of H.I.G. Capital, L.L.C. (“H.I.G. Capital”), an affiliate of WhiteHorse Advisers. Prior to joining H.I.G. Capital, Mr. Aronson was President and Chief Executive Officer of GE Capital’s U.S. Sponsor Finance Group (“GSF”) and was an officer of the General Electric Company. From 2010 to 2015, GSF was a leading provider of debt financing to U.S. sponsor-backed middle market companies.

John Bolduc, WhiteHorse Finance’s Chairman of the Board, commented, “Stuart has had an immediate impact on our direct lending activities since joining H.I.G. WhiteHorse as Group Head of U.S. direct lending. His strong credentials and deep relationships across the direct lending space make him an ideal candidate to lead WhiteHorse Finance in the years ahead. I would also like to thank Jay for his service and look forward to his continued contributions as an active member of our executive group.”

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 10:00 am ET on Thursday, May 5, 2016. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #89615045. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through May 12, 2016. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID #89615045. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company's investment activities are managed by WhiteHorse Advisers, an affiliate of H.I.G. Capital. H.I.G. Capital is a leading global alternative asset manager with $19 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

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Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

Contacts

WhiteHorse Finance, Inc.

Jay Carvell, 214-855-2999

jcarvell@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 214-855-2999

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$397,950	$395,143
Non-controlled affiliate company investments	19,200	20,200
Total investments, at fair value (amortized cost $439,147 and $436,109, respectively)	417,150	415,343
Cash and cash equivalents	14,507	22,769
Restricted cash and cash equivalents	6,596	—
Interest receivable	4,352	3,407
Prepaid expenses and other receivables	141	192
Total assets	$442,746	$441,711

Liabilities
Debt	$186,696	$183,482
Distributions payable	6,498	6,498
Management fees payable	5,573	3,813
Payable for investments purchased	—	2,865
Accounts payable and accrued expenses	893	1,001
Total liabilities	199,660	197,659

Commitments and contingencies

Net assets
Common stock, 18,303,890 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	18	18
Paid-in capital in excess of par	271,679	271,679
Accumulated overdistributed net investment income	(7,155)	(7,419)
Accumulated realized gains on investments	1,176	1,176
Accumulated unrealized depreciation on investments	(22,632)	(21,402)
Total net assets	243,086	244,052
Total liabilities and total net assets	$442,746	$441,711

Number of shares outstanding	18,303,890	18,303,890
Net asset value per share	$13.28	$13.33

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended March 31,
	2016	2015
Investment income
From non-controlled/non-affiliate company investments
Interest income	$12,020	$10,511
Fee income	676	100
From non-controlled affiliate company investments
Dividend income	714	660
Total investment income	13,410	11,271

Expenses
Interest expense	1,916	1,670
Base management fees	2,252	2,120
Performance-based incentive fees	1,691	1,333
Administrative service fees	210	329
General and administrative expenses	579	485
Total expenses	6,648	5,937
Net investment income	6,762	5,334

Realized and unrealized losses on investments
Net realized losses on investments
Non-controlled/non-affiliate company investments	—	(83)
Net realized losses	—	(83)
Net change in unrealized depreciation
Non-controlled/non-affiliate company investments	(230)	(478)
Non-controlled affiliate company investments	(1,000)	—
Net change in unrealized depreciation on investments	(1,230)	(478)
Net realized and unrealized losses on investments	(1,230)	(561)
Net increase in net assets resulting from operations	$5,532	$4,773

Per common share data
Basic and diluted earnings per common share	$0.30	$0.32
Distributions declared per common share	$0.36	$0.36
Basic and diluted weighted average common shares outstanding	18,303,890	14,982,857

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

March 31, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments
Advertising
Fluent Acquisition II, LLC
First Lien Secured Term Loan	L+11.50%	12.00%	12/8/20	$27,738	$27,204	$27,738	11.41%
	(0.50% Floor)	(1.00% PIK)
Intersection Acquisition, LLC
First Lien Secured Term Loan	L+10.00%	11.00%	9/15/20	16,357	16,204	16,341	6.72
	(1.00% Floor)
				44,095	43,408	44,079	18.13
Broadcasting
Multicultural Radio Broadcasting, Inc.(6)
First Lien Secured Term Loan	L+10.50%	11.50%	6/27/19	14,850	14,850	14,761	6.07
	(1.00% Floor)
Consumer Finance
Golden Pear Funding III, LLC(7)
Second Lien Secured Term Loan	L+10.25%	11.25%	6/25/20	25,000	24,743	24,625	10.13
	(1.00% Floor)
Second Lien Secured Revolving Loan	L+10.25%	11.25%	6/25/20	—	(49)	—	—
	(1.00% Floor)
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,000	8,891	8,928	3.67

Sigue Corporation(6)
Second Lien Secured Term Loan	L+10.50%	11.50%	12/27/18	25,000	24,693	24,725	10.17
	(1.00% Floor)
				59,000	58,278	58,278	23.97
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00%	13.00%	12/31/18	36,540	35,668	36,613	15.06
	(1.00% Floor)	(1.00% PIK)
Department Stores
Mills Fleet Farm Group, LLC
Second Lien Secured Term Loan	L+9.75%	10.75%	2/26/23	7,664	7,509	7,511	3.09
	(1.00% Floor)
Distributors
360 Holdings III Corp.(6)
First Lien Secured Term Loan	L+9.00%	10.00%	10/1/21	9,950	9,562	9,751	4.01
	(1.00% Floor)
Diversified Support Services
Expert Global Solutions, Inc.
Second Lien Secured Term Loan	L+11.00%	12.50%	10/3/18	20,000	19,843	19,840	8.16
	(1.50% Floor)
Orion Healthcorp, Inc.(6)
First Lien Secured Term Loan	L+9.00%	11.00%	9/30/17	314	305	314	0.13
	(2.00% Floor)
Sitel Worldwide Corporation
Second Lien Secured Term Loan	L+9.50%	10.50%	9/18/22	8,670	8,505	8,540	3.51
	(1.00% Floor)
Smile Brands Group Inc.
First Lien Secured Term Loan	L+7.75%	9.00%	8/16/19	11,794	11,644	10,025	4.12
	(1.25% Floor)	(1.50% PIK)
				40,778	40,297	38,719	15.92
Electronic Equipment & Instruments
AP Gaming I, LLC (6)
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	9,775	9,550	9,433	3.88
	(1.00% Floor)

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan(6)	L+11.00%	12.00%	11/20/19	$17,412	$17,145	$16,803	6.91%
	(1.00% Floor)	(1.00% PIK)
First Lien Secured Revolving Loan	L+11.00%	12.00%	11/20/19	5,032	4,950	4,855	2.00
	(1.00% Floor)	(1.00% PIK)
First Lien Secured Delayed Draw	L+11.00%	12.00%	11/20/19	5,047	4,965	4,870	2.00
Loan	(1.00% Floor)	(1.00% PIK)
				27,491	27,060	26,528	10.91
Health Care Facilities
Coastal Sober Living, LLC(6)
First Lien Secured Term Loan	L+10.25%	11.25%	6/30/19	40,480	39,924	39,873	16.40
	(1.00% Floor)
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00%	8.50%	1/31/18	14,550	14,419	14,405	5.93
	(1.50% Floor)
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	973	988	0.41
				56,030	55,316	55,266	22.74
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00%	13.50%	4/24/19	6,365	6,181	6,364	2.62
	(0.50% Floor)
First Lien Secured Revolving Loan	P+12.00%	15.50%	4/24/19	—	—	—	—
	(3.50% Floor)
				6,365	6,181	6,364	2.62
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	9,090	9,060	7,363	3.03
	(1.25% Floor)
Internet Retail
Clarus Commerce, LLC
First Lien Secured Term Loan	P+10.27%	13.77%	3/17/21	6,000	5,881	5,940	2.44
	(3.50% Floor)
Office Services & Supplies
Katun Corporation
Second Lien Secured Term Loan	L+11.25%	12.25%	1/25/21	5,000	4,963	4,995	2.05
	(1.00% Floor)
Oil & Gas Drilling
ProPetro Services, Inc.(6)
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	8,750	8,688	6,160	2.53
	(1.00% Floor)
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50%	8.75%	4/15/20	13,000	12,862	9,178	3.77
	(1.25% Floor)
Larchmont Resources, LLC
First Lien Secured Term Loan	L+8.75%	9.75%	8/7/19	1,740	1,770	800	0.33
	(1.00% Floor)
				14,740	14,632	9,978	4.10
Other Diversified Financial Services
RCS Capital Corporation(6) (7) (9)
Second Lien Secured Term Loan	L+10.50%	11.50%	4/29/21	20,750	20,687	7,262	2.99
	(1.00% Floor)
The Pay-O-Matic Corp
First Lien Secured Term Loan	L+11.00%	12.00%	3/31/18	9,625	9,485	9,587	3.94
	(1.00% Floor)
				30,375	30,172	16,849	6.93

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

March 31, 2016

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Research & Consulting Services
Project Time & Cost, LLC(6)
First Lien Secured Term Loan	L+11.00%	11.50%	10/9/20	$11,400	$11,177	$11,400	4.69%
	(0.50% Floor)
Specialized Consumer Services
Pre-Paid Legal Services, Inc.(6)
Second Lien Secured Term Loan	L+9.00%	10.25%	7/1/20	18,000	17,838	18,090	7.44
	(1.25% Floor)
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4) (7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	1,496	1,496	1,496	0.62

Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.43%	10/31/19	7,500	7,441	7,425	3.05

Total Debt Investments				424,889	419,027	396,999	163.32

Equity Investments
Advertising
IDI, Inc. Warrants(6)	N/A	N/A	12/8/25	—	—	—	—

Diversified Support Services
Constellation Health, LLC Warrants(6)	N/A	N/A	9/30/18	—	—	646	0.27

Food Retail
Crews of California, Inc. Warrants(6)	N/A	N/A	12/31/24	—	—	184	0.08
Nicholas & Associates, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	35	0.01
Pinnacle Management Group, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	66	0.03
RC3 Enterprises, LLC Warrants(6)	N/A	N/A	12/31/24	—	—	20	0.01
				—	—	305	0.13
Specialized Finance
NMFC Senior Loan Program I LLC Units(6)(7)(8)	N/A	N/A	6/10/19	—	20,120	19,200	7.89

Total Equity Investments				—	20,120	20,151	8.29

Total Investments				$424,889	$439,147	$417,150	171.61%

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(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (‘‘LIBOR’’ or ‘‘L’’) or the Prime Rate (‘‘Prime’’ or ‘‘P’’), which resets monthly, quarterly or semiannually.

(3)	The interest rate is the ‘‘all-in-rate’’ including the current index and spread, the fixed rate, and the payment-in-kind (‘‘PIK’’) interest rate, as the case may be.

(4)	The Company’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(6)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 86% of total assets.

(8)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(9)	The investment is on non-accrual status.

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